Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Horizon Holding Corporation (the “Company”), for the quarterly period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dwain Brannon, President and Chief Executive Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m(a) or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dwain Brannon
Dwain Brannon
President and Chief Executive Officer

Dated: November 15, 2004

A signed original of this written statement required by Section 906 has been provided to Horizon Holding Corporation and will be retained by Horizon Holding Corporation and furnished to the Securities and Exchange Commission or its staff upon request.